UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10359

Morgan Stanley Mid-Cap Value Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	August 31, 2009

Date of reporting period:	August 31, 2009

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Mid-Cap Value Fund performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended August 31, 2009

Total Return for the 12 Months Ended August 31, 2009
Class A	Class B	Class C	Class I	Russell Midcap® Value Index[1]	Lipper Mid-Cap Value Funds Index[2]
–19.01%	–19.66%	–19.59%	–18.87%	–20.00%	–17.37%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

The 12-month period ended August 31, 2009 began with the collapse of Lehman Brothers and its effects on the financials markets, banks and eventually the broader economy both in the U.S. and globally.

We saw the first signs of downward pressure on the market moderating somewhat in December of 2008. But sentiment quickly worsened again in early 2009 based on the combination of dismal fourth-quarter corporate earnings reported in January, downward revision of the fourth-quarter gross domestic product (GDP) growth rate, bleak outlooks from company managements, another month of rising job losses, and a record low in consumer confidence in February. After months of anticipating how the incoming presidential administration might manage the financial crisis, investors found little solace in the initial bank recovery plan proposed by the new Treasury secretary. Against this backdrop, the market continued to fall in January and February.

Some positive news in March from the economic, corporate, and policy fronts led the market in the direction of a rally. Given the market's extremely oversold conditions, investors appeared to accept that although the economy was still mired in recession, at least its rate of decline might be slowing. During this period inflation concerns also began to resurface — driven largely by the federal government's spending proposals, increased oil prices, and more importantly, the sell-off in Treasuries as it appeared that the economy may have seen the worst.

Improving news on the corporate front including enhanced profitability at some of the large banks, consolidations in the pharmaceuticals industry and improving retail sales bolstered investors' confidence. Additionally, the first quarter 2009 earnings season went better than expected as many companies beat analysts' subdued expectations.

Finally, policy actions announcements on the margin were positively received and began to make an impact, as the Treasury and Federal Reserve announced plans to buy longer-dated Treasury securities, thereby keeping those rates lower (a positive for the mortgage market and homeowners), and also announced plans to support structures which would remove "toxic" assets from banks' portfolios.

In June, market performance was relatively flat with rising commodity prices and high unemployment rates tempering investors' earlier enthusiasm. However, in July and August, the rally resumed as corporate earnings reports were better than expected across a broad range of industries, with the financials sector showing particular improvement. Although employment remained a notable exception, many economic data points appeared to bottom or turn upward. Investors gained confidence that the worst may be over.

In this 12-month period, the mid-cap value universe, as represented by the Russell Midcap® Value Index, fell 20.00 percent.

Performance Analysis

All share classes of Morgan Stanley Mid-Cap Value Fund outperformed the Russell Midcap® Value Index (the "Index") and underperformed the Lipper Mid-Cap Value Funds Index for the 12 months ended August 31, 2009, assuming no deduction of applicable sales charges.

The Fund's performance relative to the Index was driven by the financials sector where both stock selection and an underweight allocation were additive. Within the sector, the Fund's avoidance of regional banks, which were among the hardest hit by the credit crisis, and emphasis on less credit-sensitive banks and insurance companies served the portfolio well. Stock selection in the industrials sector also boosted relative gains, as holdings in an aerospace and defense company, a commercial and professional services company, and a capital goods company performed well, particularly in the second half of the period. Finally, the Fund's underweight allocation in the utilities sector helped reduce the impact of the sector's negative return.

However, stock selection in the health care sector was disadvantageous to relative performance. The common stocks of two health care facility operators underperformed due to concerns with end demand and the companies' balance sheets. Declining demand for assisted living facilities also negatively impacted the stock of one of our holdings as the ability of retirees to pay for such services was questionable. The consumer staples sector hampered relative performance due to stock selection and a slight underweight allocation. A holding in a cosmetics and skin care company lagged amid sluggish consumer demand both in the U.S. and internationally, where the company generates the bulk of its sales. Stock selection in technology was the third largest detractor during the period. A holding in an automatic teller machine (ATM) manufacturer was hurt by banks' more conservative growth plans and reduced spending.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 08/31/09
Beckman Coulter, Inc.	4.3%
Pentair, Inc.	4.0
Perot Systems Corp. (Class A)	3.9
Autoliv, Inc.	3.6
Valspar Corp.	3.6
Goodrich Corp.	3.5
Zebra Technologies Corp. (Class A)	3.2
Avery Dennison Corp.	3.1
ACE Ltd (Switzerland)	3.1
Diebold, Inc.	3.0
TOP FIVE INDUSTRIES as of 08/31/09
Insurance	10.6%
Information Technology Services	6.6
Capital Markets	6.2
Health Care Providers & Services	5.8
Oil, Gas & Consumable Fuels	5.0

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five industries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in common stock and other equity securities, including depositary receipts and securities convertible into common stock, of companies traded on a U.S. securities exchange with market capitalizations that fall within the range of companies included in the Russell Midcap® Value Index. As of November 30, 2008, these market capitalizations ranged between $17.0 million and $13.59 billion. In pursuing its investment objective, the Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., seeks attractively valued companies experiencing a change that the Investment Adviser believes could have a positive impact on a company's outlook, such as a change in management, industry dynamics or operational efficiency. In determining whether securities should be sold, the Investment Adviser considers a number of factors, including appreciation to fair value, fundamental changes in the company or changes in economic or market trends. The Investment Adviser may purchase stocks that typically do not pay dividends. The Fund may also use derivative instruments as discussed in the Fund's prospectus. These derivative instruments will be counted toward the 80 percent policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Performance of $10,000 Investment
Since Inception

Average Annual Total Returns—Period Ended August 31, 2009
Symbol	Class A Shares* (since 10/29/01) MDFAX	Class B Shares** (since 10/29/01) MDFBX	Class C Shares† (since 10/29/01) MDFCX	Class I Shares†† (since 10/29/01) MDFDX
1 Year	–19.01%[3] –23.26 [4]	–19.66%[3] –23.68 [4]	–19.59%[3] –20.39 [4]	–18.87%[3] —
5 Years	3.82 [3] 2.71 [4]	3.02 [3] 2.81 [4]	3.06 [3] 3.06 [4]	4.06 [3] —
Since Inception	3.78 [3] 3.06 [4]	2.99 [3] 2.99 [4]	3.03 [3] 3.03 [4]	4.02 [3] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I has no sales charge.

(1)  The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Mid-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Mid-Cap Value Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on August 31, 2009.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 03/01/09 – 08/31/09.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	03/01/09	08/31/09	03/01/09 – 08/31/09
Class A
Actual (52.19% return)	$1,000.00	$1,521.90	$11.19
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.33	$8.94
Class B
Actual (51.41% return)	$1,000.00	$1,514.10	$15.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.55	$12.73
Class C
Actual (51.40% return)	$1,000.00	$1,514.00	$15.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.55	$12.73
Class I
Actual (52.16% return)	$1,000.00	$1,521.60	$9.60
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.59	$7.68

  @  Expenses are equal to the Fund's annualized expense ratios of 1.76%, 2.51%, 2.51% and 1.51% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the three- and five-year periods, but below the peer group average for the one-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the management fee and total expense ratio were higher but close to the peer group average. After discussion, the Board concluded that the Fund's management fee, total expense ratio and performance were competitive with the peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Mid-Cap Value Fund

Portfolio of Investments  ■  August 31, 2009

NUMBER OF SHARES		VALUE
	Common Stocks (97.3%)
	Aerospace & Defense (3.5%)
66,576	Goodrich Corp.	$3,672,332
	Auto Components (3.6%)
117,100	Autoliv, Inc.	3,755,397
	Automobiles (2.8%)
121,576	Harley-Davidson, Inc.	2,915,393
	Capital Markets (6.2%)
116,700	Charles Schwab Corp. (The)	2,107,602
64,292	Invesco Ltd.	1,334,059
51,727	Northern Trust Corp.	3,023,960
		6,465,621
	Commercial Banks (2.9%)
54,500	BB&T Corp.	1,522,730
39,700	Comerica, Inc.	1,058,799
62,829	Keycorp	418,441
		2,999,970
	Commercial Services & Supplies (3.1%)
105,100	Avery Dennison Corp.	3,247,590
	Computers & Peripherials (4.7%)
103,580	Diebold, Inc.	3,125,009
67,100	Teradata Corp. (a)	1,807,003
		4,932,012
	Containers & Packaging (1.9%)
74,500	Sonoco Products Co.	1,932,530
	Electric Utilities (3.2%)
72,900	Edison International	2,435,589
53,437	Great Plains Energy, Inc.	936,216
		3,371,805
	Electronic Equipment, Instruments & Components (4.2%)
90,800	Agilent Technologies, Inc. (a)	2,331,744
351,124	Flextronics International Ltd. (Singapore) (a)	2,082,165
		4,413,909
	Food & Staples Retailing (2.0%)
82,200	Sysco Corp.	2,095,278

NUMBER OF SHARES		VALUE
	Food Products (2.2%)
114,020	ConAgra Foods, Inc.	$2,340,831
	Health Care Equipment & Supplies (4.3%)
65,710	Beckman Coulter, Inc.	4,449,881
	Health Care Providers & Services (5.8%)
185,500	Brookdale Senior Living, Inc.	2,947,595
196,766	Healthsouth Corp. (a)	3,071,517
		6,019,112
	Household Durables (4.5%)
110,310	Newell Rubbermaid, Inc.	1,535,515
72,600	Snap-On, Inc.	2,709,432
6,700	Whirlpool Corp.	430,207
		4,675,154
	Industrial Specialties (3.6%)
138,380	Valspar Corp.	3,705,816
	Insurance (10.6%)
61,821	ACE Ltd. (Switzerland)	3,225,820
74,322	Aspen Insurance Holdings Ltd. (Bermuda)	1,887,779
117,453	Marsh & McLennan Cos., Inc.	2,764,843
120,500	Willis Group Holdings Ltd. (Bermuda)	3,107,695
		10,986,137
	Information Technology Services (6.6%)
114,200	Fidelity National Information Services, Inc.	2,804,752
244,910	Perot Systems Corp. (Class A) (a)	4,077,752
		6,882,504
	Machinery (4.0%)
146,090	Pentair, Inc.	4,138,730
	Multi-Utilities (3.0%)
68,250	Wisconsin Energy Corp.	3,103,328

See Notes to Financial Statements

Morgan Stanley Mid-Cap Value Fund

Portfolio of Investments  ■  August 31, 2009 continued

NUMBER OF SHARES		VALUE
	Office Electronics (3.2%)
132,000	Zebra Technologies Corp. (Class A) (a)	$3,298,680
	Oil, Gas & Consumable Fuels (5.0%)
31,100	Denbury Resources, Inc. (a)	473,342
299,920	El Paso Corp.	2,768,262
12,500	EOG Resources, Inc.	900,000
20,080	Hess Corp.	1,015,847
		5,157,451
	Oilfield Services/ Equipment (0.8%)
30,000	Smith International, Inc.	827,100
	Personal Products (1.4%)
41,940	Estee Lauder Cos., Inc. (The) (Class A)	1,503,549
	Professional Services (2.0%)
81,000	Robert Half International, Inc.	2,129,490
	Real Estate Investment Trusts (REITs) (1.3%)
9,085	Simon Property Group, Inc.	577,988
40,000	Weingarten Realty Investors	794,400
		1,372,388
	Specialty Retail (0.9%)
24,600	O'Reilly Automotive, Inc. (a)	941,688
	Total Common Stocks (Cost $105,952,619)	101,333,676

NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (3.0%)
	Investment Company
3,121	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $3,121,106)	$3,121,106
Total Investments (Cost $109,073,725) (b)	100.3%	104,454,782
Liabilities in Excess of Other Assets	(0.3)	(315,514)
Net Assets	100.0%	$104,139,268

  (a)  Non-income producing security.

  (b)  The aggregate cost for federal income tax purposes is $109,497,910. The aggregate gross unrealized appreciation is $11,005,821 and the aggregate gross unrealized depreciation is $16,048,949 resulting in net unrealized depreciation of $5,043,128.

See Notes to Financial Statements

Morgan Stanley Mid-Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

August 31, 2009

Assets:
Investments in securities, at value (cost $105,952,619)	$101,333,676
Investment in affiliate, at value (cost $3,121,106)	3,121,106
Receivable for:
Investments sold	561,358
Dividends	192,656
Shares of beneficial interest sold	34,412
Dividends from affiliate	491
Prepaid expenses and other assets	23,964
Total Assets	105,267,663
Liabilities:
Payable for:
Investments purchased	843,796
Shares of beneficial interest redeemed	63,219
Investment advisory fee	62,984
Transfer agent fee	35,392
Distribution fee	18,846
Administration fee	7,066
Accrued expenses and other payables	97,092
Total Liabilities	1,128,395
Net Assets	$104,139,268
Composition of Net Assets:
Paid-in-capital	$160,345,844
Net unrealized depreciation	(4,618,943)
Accumulated undistributed net investment income	384,879
Accumulated net realized loss	(51,972,512)
Net Assets	$104,139,268
Class A Shares:
Net Assets	$12,055,335
Shares Outstanding (unlimited shares authorized, $.01 par value)	1,736,841
Net Asset Value Per Share	$6.94
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$7.32
Class B Shares:
Net Assets	$14,578,048
Shares Outstanding (unlimited shares authorized, $.01 par value)	2,259,657
Net Asset Value Per Share	$6.45
Class C Shares:
Net Assets	$4,682,762
Shares Outstanding (unlimited shares authorized, $.01 par value)	723,054
Net Asset Value Per Share	$6.48
Class I Shares:
Net Assets	$72,823,123
Shares Outstanding (unlimited shares authorized, $.01 par value)	10,311,274
Net Asset Value Per Share	$7.06

See Notes to Financial Statements

Morgan Stanley Mid-Cap Value Fund

Financial Statements continued

Statement of Operations

For the year ended August 31, 2009

Net Investment Income: Income
Dividends	$2,621,658
Dividends from affiliate	16,288
Total Income	2,637,946
Expenses
Investment advisory fee	801,117
Transfer agent fees and expenses	386,228
Distribution fee (Class A shares)	26,612
Distribution fee (Class B shares)	149,698
Distribution fee (Class C shares)	42,971
Shareholder reports and notices	96,968
Professional fees	91,549
Administration fee	89,013
Registration fees	40,202
Custodian fees	9,734
Trustees' fees and expenses	3,208
Other	33,303
Total Expenses	1,770,603
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(2,148)
Net Expenses	1,768,455
Net Investment Income	869,491
Realized and Unrealized Loss:
Net realized loss	(41,964,139)
Net change in unrealized appreciation/depreciation	(9,518,836)
Net Loss	(51,482,975)
Net Decrease	$(50,613,484)

See Notes to Financial Statements

Morgan Stanley Mid-Cap Value Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2009	FOR THE YEAR ENDED AUGUST 31, 2008
Increase (Decrease) in Net Assets: Operations:
Net investment income	$869,491	$1,018,908
Net realized gain (loss)	(41,964,139)	2,248,055
Net change in unrealized appreciation/depreciation	(9,518,836)	(31,935,554)
Net Decrease	(50,613,484)	(28,668,591)
Dividends and Distribution to Shareholders from:
Net investment income
Class A shares	(125,125)	(40,823)
Class I shares	(1,374,889)	(925,131)
Net realized gain
Class A shares	(1,739)	(4,428,696)
Class B shares	(2,694)	(9,591,552)
Class C shares	(822)	(2,024,591)
Class I shares	(13,401)	(49,299,460)
Total Dividends and Distributions	(1,518,670)	(66,310,253)
Net increase (decrease) from transactions in shares of beneficial interest	(51,417,692)	8,066,866
Net Decrease	(103,549,846)	(86,911,978)
Net Assets:
Beginning of period	207,689,114	294,601,092
End of Period (including accumulated undistributed net investment income of $384,879 and $1,008,442, respectively)	$104,139,268	$207,689,114

See Notes to Financial Statements

Morgan Stanley Mid-Cap Value Fund

Notes to Financial Statements  ■  August 31, 2009

1. Organization and Accounting Policies

Morgan Stanley Mid-Cap Value Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is above-average total return. The Fund was organized as a Massachusetts business trust on April 12, 2001 and commenced operations on October 29, 2001.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

For the period September 1, 2008 to January 20, 2009, the Fund assessed a 2% redemption fee, on Class A shares, Class B shares, Class C shares, and Class I shares, which was paid directly to the Fund, for shares redeemed or exchanged within seven days of purchase, subject to certain exceptions. The redemption fee was designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The Board of Trustees approved the elimination of redemption fees, effective January 21, 2009.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities

Morgan Stanley Mid-Cap Value Fund

Notes to Financial Statements  ■  August 31, 2009 continued

trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; (7) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Futures — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund follows the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 sets forth a minimum threshold for financial statement

Morgan Stanley Mid-Cap Value Fund

Notes to Financial Statements  ■  August 31, 2009 continued

recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended August 31, 2009 remains subject to examination by taxing authorities.

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

H. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through October 27, 2009, the date of issuance of these financial statements.

2. Fair Valuation Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective September 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Morgan Stanley Mid-Cap Value Fund

Notes to Financial Statements  ■  August 31, 2009 continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is the summary of the inputs used as of August 31, 2009 in valuing the Fund's investments carried at value:

		FAIR VALUE MEASUREMENTS AT AUGUST 31, 2009 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKET FOR IDENTICAL INVESTMENTS (LEVEL 1)	SIGNIFICANT OTHER OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Common Stocks
Aerospace & Defense	$3,672,332	$3,672,332	—	—
Auto Components	3,755,397	3,755,397	—	—
Automobiles	2,915,393	2,915,393	—	—
Capital Markets	6,465,621	6,465,621	—	—
Commercial Banks	2,999,970	2,999,970	—	—
Commercial Services & Supplies	3,247,590	3,247,590	—	—
Computers & Peripherals	4,932,012	4,932,012	—	—
Containers & Packaging	1,932,530	1,932,530	—	—
Electric Utilities	3,371,805	3,371,805	—	—
Electronic Equipment, Instruments & Components	4,413,909	4,413,909	—	—
Food & Staples Retailing	2,095,278	2,095,278	—	—
Food Products	2,340,831	2,340,831	—	—
Health Care Equipment & Supplies	4,449,881	4,449,881	—	—
Health Care Providers & Services	6,019,112	6,019,112	—	—
Household Durables	4,675,154	4,675,154	—	—
Industrial Specialties	3,705,816	3,705,816	—	—
Insurance	10,986,137	10,986,137	—	—
Information Technology Services	6,882,504	6,882,504	—	—
Machinery	4,138,730	4,138,730	—	—
Multi-Utilities	3,103,328	3,103,328	—	—
Office Electronics			3,298,680	3,298,680
Oil, Gas & Consumable Fuels	5,157,451	5,157,451	—	—
Oilfield Services/Equipment	827,100	827,100	—	—
Personal Products	1,503,549	1,503,549	—	—
Professional Services	2,129,490	2,129,490	—	—
Real Estate Investment Trusts	1,372,388	1,372,388	—	—
Specialty Retail	941,688	941,688	—	—
Total Common Stocks	101,333,676	101,333,676	—	—
Short-Term Investment — Investment Company	3,121,106	3,121,106	—	—
Total	$104,454,782	$104,454,782	—	—

Morgan Stanley Mid-Cap Value Fund

Notes to Financial Statements  ■  August 31, 2009 continued

On April 9, 2009, FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The Fund has adopted the provisions of FSP 157-4 as of August 31, 2009 and it did not have a material impact on the Fund's financial statements.

3. Derivative Financial Instruments

The Fund adopted FASB Standard No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), effective March 1, 2009. SFAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below is a specific type of derivative financial instrument used by the Fund.

Futures To hedge against adverse interest rate, foreign currency and market risks, the Fund may purchase and sell interest rate, currency and index futures ("futures contracts"). Futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

There were no futures transactions for the year ended August 31, 2009.

Morgan Stanley Mid-Cap Value Fund

Notes to Financial Statements  ■  August 31, 2009 continued

4. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.72% to the portion of the daily net assets not exceeding $1 billion and 0.65% to the portion of the daily net assets exceeding $1 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.0% of the average daily net assets of Class B shares; and (iii) Class C — up to 1.0% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $24,706 at August 31, 2009.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended August 31, 2009, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

Morgan Stanley Mid-Cap Value Fund

Notes to Financial Statements  ■  August 31, 2009 continued

The Distributor has informed the Fund that for the year ended August 31, 2009, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $57, $14,991 and $821, respectively and received $9,265 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

6. Security Transactions and Transactions with Affiliates

The Fund invests in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. For the year ended August 31, 2009, advisory fees paid were reduced by $2,148 relating to the Fund's investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as "dividends from affiliate" in the Statement of Operations and totaled $16,288 for year ended August 31, 2009. During the year ended August 31, 2009, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class aggregated $45,187,451 and $45,600,002, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 2009 aggregated $50,278,987, and $101,699,139 respectively. Included in the aforementioned transactions are sales of $1,031,958 with other Morgan Stanley funds including net realized losses of $558,429.

For year ended August 31, 2009, the Fund incurred brokerage commissions of $27,372 with Morgan Stanley & Co., Inc. an affiliate of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

For the period June 1, 2009 (the date on which Citigroup, Inc. became an affiliate of the Investment Adviser, Sub-Adviser, Administrator and Distributor) through August 31, 2009, the Fund incurred brokerage commissions of $1,452 with Citigroup, Inc., for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited

Morgan Stanley Mid-Cap Value Fund

Notes to Financial Statements  ■  August 31, 2009 continued

with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent and custodian. For the year ended August 31, 2009, the Fund did not have an expense offset.

8. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED AUGUST 31, 2009		FOR THE YEAR ENDED AUGUST 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	482,899	$2,672,567	351,250	$3,652,831
Conversion from Class B	34,415	219,263	135,242	1,445,502
Reinvestment of dividends & distributions	23,975	125,389	418,995	4,118,719
Redeemed	(628,662)	(3,571,553)	(565,749)	(5,609,946)
Net increase (decrease) — Class A	(87,373)	(554,334)	339,738	3,607,106
CLASS B SHARES
Sold	138,375	706,218	158,468	1,645,225
Conversion to Class A	(37,063)	(219,263)	(144,658)	(1,445,502)
Reinvestment of distributions	532	2,603	954,012	8,719,674
Redeemed	(1,172,850)	(6,371,042)	(1,151,721)	(10,595,786)
Net decrease — Class B	(1,071,006)	(5,881,484)	(183,899)	(1,676,389)
CLASS C SHARES
Sold	228,318	1,145,475	114,778	1,132,666
Reinvestment of distributions	163	800	204,707	1,879,207
Redeemed	(279,655)	(1,554,705)	(257,758)	(2,360,837)
Net increase (decrease) — Class C	(51,174)	(408,430)	61,727	651,036
CLASS I SHARES
Sold	860,078	5,025,696	1,655,121	16,523,042
Reinvestment of dividends & distributions	260,184	1,381,581	4,229,634	42,380,932
Redeemed	(8,737,322)	(50,980,721)	(5,451,827)	(53,418,861)
Net increase (decrease) — Class I	(7,617,060)	(44,573,444)	432,928	5,485,113
Net increase (decrease) in Fund	(8,826,613)	$(51,417,692)	650,494	$8,066,866

Morgan Stanley Mid-Cap Value Fund

Notes to Financial Statements  ■  August 31, 2009 continued

9. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED AUGUST 31, 2009	FOR THE YEAR ENDED AUGUST 31, 2008
Ordinary income	$1,504,700	$31,962,839
Long-term capital gains	13,970	34,347,414
Total distributions	$1,518,670	$66,310,253
As of August 31, 2009, the tax-basis components of accumulated losses were as follows:
Undistributed ordinary income	$385,360
Undistributed long-term gains	—
Net accumulated earnings	385,360
Capital loss carryforward	(14,968,976)
Post-October losses	(36,579,350)
Temporary differences	(482)
Net unrealized depreciation	(5,043,128)
Total accumulated losses	$(56,206,576)

As of August 31, 2009, the Fund had a net capital loss carryforward of $14,968,976, to offset future capital gains to the extent provided by regulations, which will expire on August 31, 2017.

As of August 31, 2009, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year) and capital loss deferrals on wash sales.

Morgan Stanley Mid-Cap Value Fund

Notes to Financial Statements  ■  August 31, 2009 continued

Permanent differences, primarily due to nondeductible expenses, resulted in the following reclassifications among the Fund's components of net assets at August 31, 2009:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$6,960	$(486)	$(6,474)

10. Accounting Pronouncements

In May 2009, FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events ("SFAS 165"), which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. The Fund has adopted the provisions of SFAS 165 as of August 31, 2009. Although the adoption of SFAS 165 did not materially impact its financial position, results of operations or changes in net assets, the Fund is now required to provide additional disclosures, which are included in Note 1.

In June 2009, FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162 ("SFAS 168"). SFAS 168 will become the source of authoritative U.S. Generally Accepted Accounting Principles recognized by the FASB to be applied by nongovernmental entities. Once in effect, all of the Codification's content will carry the same level of authority, effectively superseding FASB Statement No. 162. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund does not anticipate that SFAS 168 will have a material impact on its financial statements.

11. Subsequent Event

Morgan Stanley announced on October 19, 2009 that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. ("Invesco"), a leading global investment management company. As a result, the Investment Adviser expects to propose to the Board of Trustees of the Fund that it approve a reorganization of the Fund into a newly organized mutual fund advised by an affiliate of Invesco. It is the Investment Adviser's current expectation that the newly organized Invesco fund would be managed by the same portfolio management team which currently manages the Fund. If approved by the Board, the reorganization would be submitted to the shareholders for their approval.

Morgan Stanley Mid-Cap Value Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED AUGUST 31,
	2009		2008		2007		2006	2005
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.68		$12.67		$11.68		$12.46	$11.08
Income (loss) from investment operations:
Net investment income (loss)(1)	0.04		0.04		0.04		0.03	(0.02)
Net realized and unrealized gain (loss)	(1.71)		(1.07)		2.36		1.25	2.52
Total income (loss) from investment operations	(1.67)		(1.03)		2.40		1.28	2.50
Less dividends and distributions from:
Net investment income	(0.07)		(0.03)		(0.02)		–	–
Net realized gain	0.00	(2)	(2.93)		(1.39)		(2.06)	(1.12)
Total dividends and distributions	(0.07)		(2.96)		(1.41)		(2.06)	(1.12)
Net asset value, end of period	$6.94		$8.68		$12.67		$11.68	$12.46
Total Return(3)	(19.01)%		(10.86)%		21.51%		11.30%	23.55%
Ratios to Average Net Assets:(4)
Total expenses (before expense offset)	1.64	%(5)	1.36	%(5)	1.40	%(5)	1.39%	1.40%
Net investment income (loss)	0.73	%(5)	0.34	%(5)	0.28	%(5)	0.23%	(0.08)%
Rebate from Morgan Stanley affiliate	0.00	%(6)	0.00	%(6)	0.00	%(6)	–	–
Supplemental Data:
Net assets, end of period, in thousands	$12,055		$15,841		$18,806		$14,634	$11,757
Portfolio turnover rate	44%		45%		80%		52%	72%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Includes a long-term capital gain distribution of less than $0.005.

  (3)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (6)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Mid-Cap Value Fund

Financial Highlights continued

	FOR THE YEAR ENDED AUGUST 31,
	2009		2008		2007		2006	2005
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.03		$11.99		$11.18		$12.09	$10.85
Income (loss) from investment operations:
Net investment income (loss)(1)	0.00	(2)	(0.04)		(0.06)		(0.06)	(0.09)
Net realized and unrealized gain (loss)	(1.58)		(0.99)		2.26		1.21	2.45
Total income (loss) from investment operations	(1.58)		(1.03)		2.20		1.15	2.36
Less distributions from net realized gain	0.00	(3)	(2.93)		(1.39)		(2.06)	(1.12)
Net asset value, end of period	$6.45		$8.03		$11.99		$11.18	$12.09
Total Return(4)	(19.66)%		(11.46)%		20.48%		10.48%	22.58%
Ratios to Average Net Assets:(5)
Total expenses (before expense offset)	2.39	%(6)	2.11	%(6)	2.16	%(6)	2.15%	2.16%
Net investment loss	(0.02	)%(6)	(0.41	)%(6)	(0.48	)%(6)	(0.53)%	(0.84)%
Rebate from Morgan Stanley affiliate	0.00	%(7)	0.00	%(7)	0.00	%(7)	–	–
Supplemental Data:
Net assets, end of period, in thousands	$14,578		$26,748		$42,122		$46,862	$56,389
Portfolio turnover rate	44%		45%		80%		52%	72%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Amount is less than $0.005.

  (3)  Includes a long-term capital gain distribution of less than $0.005.

  (4)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (5)  Reflects overall Fund ratios for investment loss and non-class specific expenses.

  (6)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (7)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Mid-Cap Value Fund

Financial Highlights continued

	FOR THE YEAR ENDED AUGUST 31,
	2009		2008		2007		2006	2005
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.06		$12.02		$11.21		$12.11	$10.86
Income (loss) from investment operations:
Net investment income (loss)(1)	0.00	(2)	(0.04)		(0.06)		(0.06)	(0.08)
Net realized and unrealized gain (loss)	(1.58)		(0.99)		2.26		1.22	2.45
Total income (loss) from investment operations	(1.58)		(1.03)		2.20		1.16	2.37
Less distributions from net realized gain	0.00	(3)	(2.93)		(1.39)		(2.06)	(1.12)
Net asset value, end of period	$6.48		$8.06		$12.02		$11.21	$12.11
Total Return(4)	(19.59)%		(11.52)%		20.52%		10.56%	22.66%
Ratios to Average Net Assets:(5)
Total expenses (before expense offset)	2.39	%(6)	2.10	%(6)	2.15	%(6)	2.13%	2.04%
Net investment loss	(0.02	)%(6)	(0.40	)%(6)	(0.47	)%(6)	(0.51)%	(0.72)%
Rebate from Morgan Stanley affiliate	0.00	%(7)	0.00	%(7)	0.00	%(7)	–	–
Supplemental Data:
Net assets, end of period, in thousands	$4,683		$6,243		$8,563		$8,061	$8,268
Portfolio turnover rate	44%		45%		80%		52%	72%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Amount is less than $0.005.

  (3)  Includes a long-term capital gain distribution of less than $0.005.

  (4)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (5)  Reflects overall Fund ratios for investment loss and non-class specific expenses.

  (6)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (7)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Mid-Cap Value Fund

Financial Highlights continued

	FOR THE YEAR ENDED AUGUST 31,
	2009		2008		2007		2006	2005
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.86		$12.87		$11.84		$12.58	$11.15
Income (loss) from investment operations:
Net investment income(1)	0.06		0.06		0.07		0.06	0.02
Net realized and unrealized gain (loss)	(1.76)		(1.08)		2.40		1.26	2.53
Total income (loss) from investment operations	(1.70)		(1.02)		2.47		1.32	2.55
Less dividends and distributions from:
Net investment income	(0.10)		(0.06)		(0.05)		–	–
Net realized gain	0.00	(2)	(2.93)		(1.39)		(2.06)	(1.12)
Total dividends and distributions	(0.10)		(2.99)		(1.44)		(2.06)	(1.12)
Net asset value, end of period	$7.06		$8.86		$12.87		$11.84	$12.58
Total Return(3)	(18.87)%		(10.63)%		21.81%		11.54%	23.87%
Ratios to Average Net Assets:(4)
Total expenses (before expense offset)	1.39	%(5)	1.11	%(5)	1.16	%(5)	1.15%	1.16%
Net investment income	0.98	%(5)	0.59	%(5)	0.52	%(5)	0.47%	0.16%
Rebate from Morgan Stanley affiliate	0.00	%(6)	0.00	%(6)	0.00	%(6)	–	–
Supplemental Data:
Net assets, end of period, in thousands	$72,823		$158,857		$225,109		$214,631	$259,160
Portfolio turnover rate	44%		45%		80%		52%	72%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Includes a long-term capital gain distribution of less than $0.005.

  (3)  Calculated based on the net asset value as of the last business day of the period.

  (4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (6)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Mid-Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Mid-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Mid-Cap Value Fund (the "Fund"), including the portfolio of investments, as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Mid-Cap Value Fund as of August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
October 27, 2009

Morgan Stanley Mid-Cap Value Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

Morgan Stanley Mid-Cap Value Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive

Morgan Stanley Mid-Cap Value Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 869-6397
Monday–Friday between 8a.m. and 8p.m. (EST)

•  Writing to us at the following address:
Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Morgan Stanley Mid-Cap Value Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice To Residents Of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Morgan Stanley Mid-Cap Value Fund

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Stategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government.	168	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	170	Director of various business organizations.

Morgan Stanley Mid-Cap Value Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	168	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	170	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	171	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Mid-Cap Value Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	168	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	170	None.

Morgan Stanley Mid-Cap Value Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
W. Allen Reed (62)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	168	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (77) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	171	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	169	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

  †  For the period September 26, 2008 through February 5, 2009, W. Allen Reed was an Interested Trustee. At all other times covered by this report, Mr. Reed was an Independent Trustee.

Morgan Stanley Mid-Cap Value Fund

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (45) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Morgan Stanley Mid-Cap Value Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Francis J. Smith (44) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (42) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

* This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

2009 Federal Tax Notice (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended August 31, 2009. For corporate shareholders, 57.42% of the dividends qualified for the dividends received deduction. The Fund designated and paid $13,970 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended August 31, 2009. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of $2,415,189 as taxable at this lower rate. For non-U.S. residents, the Fund may designate up to a maximum of $4,529 as qualifying as short-term capital gain dividends.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

(This page has been left blank intentionally.)

(This page has been left blank intentionally.)

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2009 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley
Mid-Cap Value Fund

Annual Report

August 31, 2009

MDPANN
IU09-04481P-Y08/09

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2009

	Registrant		Covered Entities(1)
Audit Fees	$39,600		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$6,418,000	(2)
Tax Fees	$6,063	(3)	$881,000	(4)
All Other Fees	$		$
Total Non-Audit Fees	$6,063		$7,299,000

Total	$45,663		$7,299,000

2008

	Registrant		Covered Entities(1)
Audit Fees	$39,600		N/A

Non-Audit Fees
Audit-Related Fees	$325	(2)	$4,555,000	(2)
Tax Fees	$6,063	(3)	$747,000	(4)
All Other Fees	$			$(5)
Total Non-Audit Fees	$6,388		$5,302,000

Total	$45,988		$5,302,000

N/A- Not applicable, as not required by Item 4.

(1)          Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)          Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)          Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)          Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)          All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)    Not applicable.

(g)   See table above.

(h)   The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)          The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b)   Not applicable.

Item 6. Schedule of Investments

(a)   Refer to Item 1.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)   The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)   There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)   The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b)   A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Mid-Cap Value Fund

/s/ Randy Takian
Randy Takian
Principal Executive Officer
October 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
October 22, 2009

/s/ Francis Smith
Francis Smith
Principal Financial Officer
October 22, 2009